                                                                     Rule 497(c)
                                                       Registration No. 33-17423
PROSPECTUS                                                      JANUARY 31, 2000

                             [CONCORDE FUNDS LOGO]

                        A MESSAGE FROM THE PRESIDENT OF
                         CONCORDE INVESTMENT MANAGEMENT


    Concorde Investment Management, the investment advisor for Concorde Funds, Inc., serves as investment advisor and financial counselor to individuals, trusts, and qualified plans. In managing assets, including the assets of Concorde Value Fund and Concorde Income Fund, we always look for an appropriate balance between risk and return.



    CONCORDE VALUE FUND. In managing equity investments, we believe the best investment policy is to buy stocks of companies for less than the per share price that a knowledgeable investor would pay for the entire company. We are prepared to hold these stocks for the long-term irrespective of what the popular opinion is of their value or the value of the overall stock market.



    CONCORDE INCOME FUND. In managing a diversified income-oriented portfolio, we primarily look for current income but will take advantage of opportunities for capital appreciation and growth of investment income. We do this by investing in both traditional income-producing securities, such as U.S. government securities and investment grade debt securities, and in dividend paying common or preferred stocks.


    We at Concorde Investment Management pledge our commitment to the highest possible standard of professional performance for the benefit of investors in Concorde Value Fund and Concorde Income Fund.

                                       Sincerely

                                       Gary B. Wood, Ph.D.
                                       President

                               /s/ GARY B. WOOD
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                              CONCORDE FUNDS, INC.

                           1500 Three Lincoln Centre
                                5430 LBJ Freeway
                              Dallas, Texas 75240
                                 (972) 387-8258

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
CONCORDE VALUE FUND.........................................     3
  Main Goal.................................................     3
  Principal Investment Strategies...........................     3
  Main Investment Risks.....................................     3
  Bar Chart and Performance Table...........................     4
  Fees and Expenses.........................................     5
  Example...................................................     5
CONCORDE INCOME FUND........................................     6
  Main Goal.................................................     6
  Principal Investment Strategies...........................     6
  Main Investment Risks.....................................     6
  Bar Chart and Performance Table...........................     7
  Fees and Expenses.........................................     8
  Example...................................................     8
OTHER INVESTMENT PRACTICES AND RISKS........................     9
  Investment Objectives.....................................     9
  Portfolio Turnover........................................     9
  Temporary Defensive Positions.............................     9
MANAGEMENT..................................................     9
THE FUNDS' SHARE PRICE......................................    10
PURCHASING SHARES...........................................    10
  How to Purchase Shares from the Funds.....................    10
  Purchasing Shares from Broker-dealers, Financial
     Institutions and Others................................    11
  Other Information about Purchasing Shares of the FUNDS....    12
REDEEMING SHARES............................................    12
  How to Redeem (Sell) Shares by Mail.......................    12
  How to Redeem (Sell) Shares by Telephone..................    13
  How to Redeem (Sell) Shares through Servicing Agents......    13
  Redemption Price..........................................    13
  Payment of Redemption Proceeds............................    13
  Other Redemption Considerations...........................    14
EXCHANGING SHARES...........................................    15
  How to Exchange Shares....................................    15
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................    15
FINANCIAL HIGHLIGHTS........................................    15

CONCORDE VALUE FUND

MAIN GOAL

     Concorde Value Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


     The VALUE FUND attempts to reduce risk by investing mainly (80% or more) in undervalued common stocks. The VALUE FUND believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The VALUE FUND considers many factors in determining whether a common stock is undervalued including:


      -- financial ratios such as price/earnings, price/cash flow, price/sales and total capitalization/cash flow

      --  the company's historic cash flow

      --  the company's historic and present market share


      --  balance sheet condition



      --  management



     The VALUE FUND believes a company can be undervalued for any number of reasons. The most common reasons are that the markets do not understand the company or that the company's industry is out of favor. In any event, by investing in undervalued stocks, the VALUE FUND believes it can be in a position to outperform the market while reducing its risk of under performing the market (i.e. the stock prices are already low). The VALUE FUND may invest in stocks of any market capitalization. To hedge against a possible loss in value of securities it holds the VALUE FUND may write covered call options. (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option.) To hedge against a possible loss in value of its portfolio caused by a general decline in the stock market the VALUE FUND may purchase stock index put options (stock index put options increase in value when the index declines).


MAIN INVESTMENT RISKS

     The VALUE FUND is subject to the following risks:

      -- Market Risk. The VALUE FUND mainly invests in common stocks. The prices of the stocks in which the VALUE FUND invests may decline for a number of reasons such as changing economic, political or market conditions. The price declines may be steep, sudden and/or prolonged. This means you may lose money.

      -- Financial Risk. There is a risk that the price of a common stock will decline because the issuing company experiences financial distress or does not perform as well as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services.

      -- Value Investing. The VALUE FUND mainly invests in undervalued stocks. There is a risk that it is wrong in its assessment of a company's value or that the market does not recognize improving fundamentals as quickly as the VALUE FUND anticipated. In such cases, the stocks may not reach prices which reflect the intrinsic value of the company. There is also a risk that the VALUE FUND may not perform as well as other types of mutual funds when its investing style is out of favor with other investors.


      -- Hedging Risk. By writing a call option, the VALUE FUND may incur the risk of lost opportunity if the price of the underlying security rises in value. If the VALUE FUND does not exercise or sell a put option it has purchased prior to the option's expiration date, it will realize a loss in the amount of the entire premium paid plus commission cost. It is possible there may be times when a market for the VALUE FUND's outstanding options does not exist.



     As a result of these and other risks, the VALUE FUND is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the VALUE FUND.


BAR CHART AND PERFORMANCE TABLE

     The bar chart and table below give some indication of the risks of investing in the VALUE FUND by showing how the VALUE FUND's performance changes from year to year and how its average annual returns over various periods compare to those of a broad measure of market performance. Please keep in mind that the VALUE FUND's past performance does not necessarily indicate how it will perform in the future. The VALUE FUND may perform better or worse in the future.

                                  TOTAL RETURN
                              (PER CALENDAR YEAR)
[BAR CHART]

                                                                                   A
                                                                                   -
1990                                                                            -16.71
1991                                                                             27.52
1992                                                                             14.65
1993                                                                             10.47
1994                                                                             -3.97
1995                                                                             24.08
1996                                                                             18.03
1997                                                                             29.09
1998                                                                              2.27
1999                                                                              6.73

------------------------
Note: During the 10-year period shown on the bar chart, the VALUE FUND's highest total return for a quarter was 19.37% (quarter ended March 31, 1991) and the lowest total return for a quarter was (20.78)% (quarter ended September 30, 1998).

       AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------   -----------   ------------   -------------
   Concorde Value Fund                          6.73%         15.19%         10.11%
  Russell 2000 Index*                          21.26%         16.70%         13.40%
  Morningstar Mid-Cap Value Funds
     Universe**                                 6.64%         12.98%         13.06%


       --------------------
        * The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks.
       ** The Morningstar Mid-Cap Value Funds Universe represents all mutual funds in the Morningstar database that generally focus on companies which have market values from $1 billion to $5 billion. These funds frequently look for stocks that are relatively less expensive.

FEES AND EXPENSES

     The table below describes the fees and expenses you may pay if you buy and hold shares of the VALUE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     There are no shareholder fees for the purchase, redemption or exchange of shares, except that our transfer agent charges a fee of $12 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM VALUE FUND ASSETS)

Management Fees.............................................  0.90%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses..............................................  0.57%
Total Annual Fund Operating Expenses........................  1.47%

EXAMPLE

     This example is intended to help you compare the cost of investing in the VALUE FUND with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the VALUE FUND for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the VALUE FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                              1 YEAR  3 YEARS   5 YEARS   10 YEARS
                                                              ------  -------   -------   --------
                                                               $149    $464      $803      $1,760

CONCORDE INCOME FUND

MAIN GOAL

     Concorde Income Fund seeks current income. To a lesser extent the INCOME FUND also seeks growth of capital when compatible with its goal of seeking current income.

PRINCIPAL INVESTMENT STRATEGIES


     The INCOME FUND invests primarily in U.S. dollar denominated investment grade debt securities. The INCOME FUND intends to invest in debt securities that have an average maturity between 5 and 10 years, although the average may be greater or lesser depending on market conditions. The INCOME FUND generally invests between 20% and 65% of its assets in U.S. Government and agency securities with maturities ranging from two to ten years. The INCOME FUND invests the balance of its portfolio primarily in the following types of securities depending on market conditions:


      -- dividend paying common stocks (including common stocks of real estate investment trusts and royalty trusts)

      --  preferred stocks

      --  convertible securities

      --  corporate debt securities


     The INCOME FUND will at all times have at least 65% of its assets invested in income producing securities. When the INCOME FUND believes interest rates will rise, the INCOME FUND will invest a greater percentage of its assets in securities that are less sensitive to interest rate changes.


     Unlike funds investing solely for income, the INCOME FUND also invests in securities that offer opportunities for modest capital appreciation and growth of investment income. For example, the INCOME FUND may purchase securities which are convertible into, or exchangeable for, common stock when it believes they offer the potential for higher total return than nonconvertible securities.


     The INCOME FUND generally intends to invest in debt securities of which at least 80% are investment grade. It may, however, invest up to 20% of its assets in debt securities rated less than investment grade. These securities are commonly known as "junk bonds". These securities may not be rated lower than B at the time of purchase.


MAIN INVESTMENT RISKS

     The INCOME FUND is subject to the following risks:

      -- Market Risk. The prices of the securities in which the INCOME FUND invests may decline for a number of reasons such as changing economic or political conditions and interest rate levels. There is a risk the INCOME FUND will not accurately predict the impact of these and other factors, in which case the securities of INCOME FUND purchases might decline in value. This means you could lose money investing in the INCOME FUND.

      -- Interest Rate Risk. In general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. While debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in some types of debt securities. A change in interest rates will also change the amount of income the INCOME FUND generates.

      -- Credit Risk. The issuers of the debt securities held by the INCOME FUND may not be able to make scheduled interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

      -- Prepayment Risk. The issuers of bonds and other debt securities held by the INCOME FUND may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.


      -- Junk Bond Risk. The INCOME FUND may invest in debt securities rated less than investment grade. These securities are commonly referred to as "high yield" securities or "junk bonds." High yield securities provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the INCOME FUND to sell high yield securities at the price at which they are being valued for purposes of calculating net asset value.


BAR CHART AND PERFORMANCE TABLE

     The bar chart and table below give some indication of the risks of investing in the INCOME FUND by showing how the INCOME FUND's performance changes from year to year and how its average annual returns over various periods compare to those of a broad measure of market performance. Please keep in mind that the INCOME FUND's past performance does not necessarily indicate how it will perform in the future. The INCOME FUND may perform better or worse in the future.

------------------------

Note: During the 3-year period shown on the bar chart, the INCOME FUND's highest total return for a quarter was 6.51% (quarter ended 12-31-96) and the lowest total return for a quarter was (1.94%) (quarter ended 12-31-99).


                                  TOTAL RETURN
                              (PER CALENDAR YEAR)
[BAR CHART]

                                                                                   A
                                                                                   -
1997                                                                              6.84
1998                                                                              0.06
1999                                                                             -3.82

       AVERAGE ANNUAL TOTAL RETURNS                      SINCE THE INCEPTION OF THE INCOME
(FOR THE PERIODS ENDING DECEMBER 31, 1999)   PAST YEAR        FUND (JANUARY 22, 1996)
------------------------------------------   ---------   ---------------------------------
 Concorde Income Fund                         -3.82%                   1.72%
Lehman Intermediate Government/Corporate
  Index*                                        .39%                   4.82%(since 2/1/96)


     ------------------

      * The Lehman Intermediate Government/Corporate Index includes substantially all intermediate public obligations of the U.S. Treasury, publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt. The Index includes bonds with maturities of one to ten years.


FEES AND EXPENSES

     The table below describes the fees and expenses you may pay if you buy and hold shares of the INCOME FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     There are no shareholder fees for the purchase, redemption or exchange of shares, except that our transfer agent charges a fee of $12 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM INCOME FUND ASSETS)

Management Fees.............................................  0.70%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses..............................................  1.68%
Total Annual Fund Operating Expenses*.......................  2.38%

-------------
* The expenses listed above do not reflect that the INCOME FUND's advisor has agreed to reimburse the INCOME FUND to the extent necessary to ensure that total fund operating expenses do not exceed 1.75% of its average daily net assets. (For the fiscal year ended September 30, 1999, the INCOME FUND's advisor reimbursed the INCOME FUND for expenses in excess of 1.88% of average daily net assets.) This reimbursement is voluntary and may be terminated at any time.

EXAMPLE

     This example is intended to help you compare the cost of investing in the INCOME FUND with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the INCOME FUND for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the INCOME FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
                                                               $241     $742     $1,270     $2,718

OTHER INVESTMENT PRACTICES
AND RISKS

     In seeking to achieve their investment objectives, the FUNDS may follow investment practices and assume risks in addition to those discussed previously.

INVESTMENT OBJECTIVES

     Each FUND may change its investment objective without obtaining shareholder approval.

PORTFOLIO TURNOVER


     The FUNDS do not engage in trading for short-term profits, but when the circumstances warrant, the FUNDS may sell securities without regard to the length of time held. The FUNDS will typically hold an equity security until either the security price reaches at least the Advisor's target valuation level or a FUND determines that the security's price is unlikely to reach that level. The FUNDS may hold stocks for several years or longer, if necessary. The INCOME FUND will generally hold debt securities until it is necessary to change the average portfolio maturity.


TEMPORARY DEFENSIVE POSITIONS

     The FUNDS may, in response to adverse market, economic or other conditions, take temporary defensive positions. This means the FUNDS will invest some or all of their assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The VALUE FUND will not be able to achieve its investment objective of long-term growth of capital to the extent it invests in money market instruments since those securities earn interest but do not appreciate in value. Since these investments typically result in a lower yield than would be available from investments with a lower quality or longer term, they also may prevent the INCOME FUND from achieving its investment objective. When a FUND is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.


MANAGEMENT


     Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to each of the FUNDS. The Advisor's address is

                           1500 THREE LINCOLN CENTRE
                                5430 LBJ FREEWAY
                              DALLAS, TEXAS 75240

     As the investment advisor to the FUNDS, the Advisor manages the investment portfolio of each FUND. The Advisor makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the VALUE FUND paid the Advisor an annual investment advisory fee equal to 0.9% of the daily net assets of the VALUE FUND and the INCOME FUND paid the advisor an annual investment advisory fee equal to 0.7% of the daily net assets of the INCOME FUND.

     The management team for the VALUE FUND currently is comprised of Gary B. Wood, Ph.D. and John A. Stetter, co-managers. Dr. Wood has been President of the Advisor since its inception in 1981 and the FUNDS' President and Senior Manager of its management team since inception. Dr. Wood also controls the Advisor. John
A. Stetter has been the FUNDS' secretary since January 1998 and a portfolio manager with the Advisor since 1994. From 1988 until 1994, he was the President of his own investment advisory firm. The management team for the INCOME

FUND currently is comprised of Dr. Wood and John A. Stetter.

THE FUNDS' SHARE PRICE


     The price at which investors purchase shares of each FUND and at which shareholders redeem shares of each FUND is called its net asset value. Each FUND calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each FUND calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each FUND values most money market instruments it holds at their amortized cost. Each FUND will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.


PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

     1.Read this Prospectus carefully.

     2.Determine how much you want to invest keeping in mind the following minimums:

        A. NEW ACCOUNTS

            --  All accounts $500

        B. EXISTING ACCOUNTS

            --  Purchases by mail $100

            --  Purchases by wire $500

     3.Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The FUNDS have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-972-387-8258 or 1-414-765-4124.

     4.Make your check payable to Concorde Funds, Inc. All checks must be drawn on U.S. banks. The FUNDS will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

     5.Send the application and check to:

        BY FIRST CLASS MAIL

           Concorde Funds, Inc.
           c/o Firstar Mutual
           Fund Services, LLC
           P.O. Box 701
           Milwaukee, WI 53201-0701

       BY OVERNIGHT DELIVERY SERVICE
        OR EXPRESS MAIL


           Concorde Funds, Inc.

           c/o Firstar Mutual
           Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207

        PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

     If you wish to open an account by wire, please call 1-800-294-1699 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:

           Firstar Bank, N.A.
           777 East Wisconsin Avenue
           Milwaukee, WI 53202
           ABA #075000022

           CREDIT:

           Firstar Mutual Fund Services, LLC
           Account #112-952-137

           FURTHER CREDIT:

           (name of Fund to be purchased)
           (shareholder registration)
           (shareholder account number, if known)

     You should then send a properly signed New Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS,
FINANCIAL INSTITUTIONS AND OTHERS


     Some broker-dealers may sell shares of the FUNDS. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the FUNDS or the Advisor. Some broker-dealers may purchase and redeem shares on a 3 day settlement basis (i.e., payment occurs three business days after the purchase or redemption).


     The FUNDS may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the FUNDS as investment alternatives in the programs they offer or administer. Servicing agents may:

      -- Become shareholders of record of the FUNDS. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the FUNDS' minimum purchase requirements.


      -- Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the FUNDS. These procedures, restrictions and any charges imposed by the Servicing Agents will not apply when investors purchase shares directly from the FUNDS.


      -- Charge fees to their customers for the services they provide them. Also, the FUNDS and/or the Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

      -- Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

      -- Be authorized to accept purchase orders on behalf of the FUNDS. This means that a FUND will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the FUNDS through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the FUND on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the FUNDS within the period specified in its agreement with the FUNDS, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES
OF THE FUNDS

     The FUNDS may reject any Purchase Application for any reason. The FUNDS will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the FUNDS.

     The FUNDS will not issue certificates evidencing shares purchased. Instead, the FUNDS will send investors a written confirmation for all purchases of shares.

     The FUNDS offer the following retirement plans:

      --  Traditional IRA

      --  Roth IRA

      --  SEP-IRA

      --  401(k) Plan

      --  403(b)(7) Custodial Accounts

      --  Profit-sharing and Pension Plans

     Investors can obtain further information about the retirement plans by calling the FUNDS at 1-972-387-8258. The FUNDS recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

     1.Prepare a letter of instruction containing:

        --  the name of the FUND(s)

        --  account number(s)

        --  the amount of money or number of shares being redeemed

        --  the name(s) on the account

        --  daytime phone number

        -- additional information that the FUNDS may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the FUNDS' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-294-1699 or 1-414-765-4124 if you have any questions.

     2.Sign the letter of instruction exactly as the shares are registered.
       Joint ownership accounts must be signed by all owners.

     3.Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

        -- The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

        -- The redemption proceeds are to be sent to an address other than the address of record

        -- The redemption request is within 15 days of a change of address request.

        A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

     4.Send the letter of instruction to:

        BY FIRST CLASS MAIL

           Concorde Funds, Inc.
           c/o Firstar Mutual
           Fund Services, LLC
           Shareholder Services Center
           P. O. Box 701
           Milwaukee, WI 53201-0701

        BY OVERNIGHT DELIVERY SERVICE
        OR EXPRESS MAIL

           Concorde Funds, Inc.
           c/o Firstar Mutual
           Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207

        PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

     1.Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the New Account Application. If you have already opened an account, you may write to Firstar Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

     2.Assemble the same information that you would include in the letter of instruction for a written redemption request.

     3.Call Firstar Mutual Fund Services, LLC at 1-800-294-1699 or
       1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISOR.

     4.Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

     The redemption price per share you receive for redemption requests is the next determined net asset value after:


      -- Firstar Mutual Fund Services, LLC receives your written request with all required information.


      -- Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

      -- A Servicing Agent that has been authorized to accept redemption requests on behalf of the FUNDS receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

      -- For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

      -- For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption requests, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the FUNDS may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

      -- For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

     When redeeming shares of the FUNDS, shareholders should consider the following:

      --  The redemption may result in a taxable gain.

      -- Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.


      -- The FUNDS may delay the payment of redemption proceeds for up to seven days for any redemption.


      -- If you purchased shares by check, the FUNDS may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

      -- Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.


      -- The FUNDS reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. For example, this could occur if the caller were unable to identify himself or herself as the shareholder. The FUNDS and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the FUNDS nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.


      -- Firstar Mutual Fund Services, LLC currently charges a fee of $12 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

      -- If your account balance falls below $250 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $250 or more. If you do not, the FUNDS may close your account and mail the redemption proceeds to you.

EXCHANGING SHARES

     Shares of one Concorde Fund may be exchanged for shares of the other Concorde Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

     1.Read this Prospectus carefully.

     2.Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $500 minimum, except that telephone exchanges are subject to a $1,000 minimum.

     3.Call Firstar Mutual Fund Services, LLC at 1-800-294-1699. You may also make an exchange by writing to Concorde Funds, Inc., c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The VALUE FUND distributes substantially all of its net investment income and substantially all of its capital gains annually. The INCOME FUND distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have two distribution options:

      -- AUTOMATIC REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional FUND shares.

      -- ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

     You may make this election on the New Account Application. You may change your election by writing to Firstar Mutual Fund Services, LLC.

     Each FUND'S distributions, whether received in cash or additional shares of the FUND, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the FUND holds the assets generating the capital gains). The VALUE FUND expects that its distributions will consist of both ordinary income and long-term capital gains. The INCOME FUND expects that its distributions will consist primarily of ordinary income.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a FUND'S financial performance for the past five fiscal years of the VALUE FUND's operations and for the period of the INCOME FUND's operations. Certain information reflects financial results for a single FUND share. The total returns in the tables represent the rate that an investor would have earned on an investment in a FUND (assuming reinvestment of all dividends and distributions). This information (other than the information for periods prior to October 1, 1998) has been audited by Wallace Sanders & Company, whose report, along with the FUNDS' financial statements, are included in the Annual Report which is available upon request. The information for periods prior to 1998 was audited by an accounting firm other than Wallace Sanders & Company.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED SEPTEMBER 30,
                                               ------------------------------------------------
                                                1999       1998      1997      1996      1995
                                               -------   --------   -------   -------   -------
PER SHARE DATA(1):
Net asset value, beginning of year...........  $ 15.36   $  19.66   $ 14.95   $ 13.33   $ 12.28
                                               -------   --------   -------   -------   -------
Income from investment operations:
  Net investment income......................     0.02       0.02      0.06      0.07      0.06
  Net realized and unrealized gain (loss) on
     investments in securities...............     2.64      (2.73)     5.66      1.73      1.47
                                               -------   --------   -------   -------   -------
  Total income (loss) from investment
     operations..............................     2.66      (2.71)     5.72      1.80      1.53
                                               -------   --------   -------   -------   -------
Less distributions:
  Distributions from net investment income...       --      (0.06)    (0.09)    (0.06)    (0.06)
  Distributions from net realized gains......    (2.52)     (1.53)    (0.92)    (0.12)    (0.42)
                                               -------   --------   -------   -------   -------
  Total from distributions...................    (2.52)     (1.59)    (1.01)    (0.18)    (0.48)
                                               -------   --------   -------   -------   -------
Net asset value, end of year.................  $ 15.50   $  15.36   $ 19.66   $ 14.95   $ 13.33
                                               =======   ========   =======   =======   =======
TOTAL RETURN.................................   18.38%    (14.76%)   40.53%    13.64%    13.32%
                                               =======   ========   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands).....  $15,487   $ 14,367   $17,532   $12,580   $12,235
  Ratio of expenses to average net assets....    1.47%      1.39%     1.60%     1.62%     1.74%
  Ratio of net investment income to average
     net assets..............................    0.11%      0.12%     0.38%     0.53%     0.52%
  Portfolio turnover rate....................   25.87%     44.62%    30.62%    26.10%    22.42%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.

CONCORDE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                               PERIOD ENDED SEPTEMBER 30,
                                                           -----------------------------------
                                                            1999      1998     1997    1996(2)
                                                           -------   ------   ------   -------
PER SHARE DATA(1):
Net asset value, beginning of period.....................  $ 10.01   $10.41   $ 9.94   $10.00
                                                           -------   ------   ------   ------
Income from investment operations:
  Net investment income..................................     0.49     0.49     0.49     0.25
  Net realized and unrealized gain (loss) on investments
     in securities.......................................    (0.76)   (0.39)    0.52    (0.18)
                                                           -------   ------   ------   ------
  Total income (loss) from investment operations.........    (0.27)    0.10     1.01     0.07
                                                           -------   ------   ------   ------
Less distributions:
  Distributions from net investment income...............    (0.48)   (0.50)   (0.54)   (0.13)
                                                           -------   ------   ------   ------
Net asset value, end of period...........................  $  9.26   $10.01   $10.41   $ 9.94
                                                           =======   ======   ======   ======
TOTAL RETURN.............................................   (2.80%)   0.92%   10.41%    0.71%
                                                           =======   ======   ======   ======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)...............  $ 5,038   $4,818   $3,920   $2,217
  Ratio of expenses (before reimbursement) to average net
     assets..............................................    2.38%    2.46%    3.27%    3.17%
  Ratio of expenses (net of reimbursement) to average net
     assets..............................................    1.88%    1.89%    1.99%    2.01%
  Ratio of net investment income to average net assets...    5.01%    4.78%    4.86%    2.51%
  Portfolio turnover rate................................   29.63%   18.84%   20.07%   29.77%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.
(2) Period from January 22, 1996 (commencement of operations) through September 30, 1996. Total return and other ratios are not annualized.

     To learn more about the Concorde Funds, you may want to read Concorde Funds' Statement of Additional Information (or "SAI") which contains additional information about the FUNDS. The Concorde Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn about the Concorde Funds' investments by reading the FUNDS' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected performance as well as the auditors' report.

     The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling Firstar Mutual Fund Services, LLC at 1-800-922-0224 or by writing to:

     CONCORDE FUNDS
     1500 THREE LINCOLN CENTRE
     5430 LBJ FREEWAY
     DALLAS, TEXAS 75240

     Prospective investors and shareholders who have questions about Concorde Funds may also call the above number or write to the above address.


     The general public can review and copy information about the Concorde Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Concorde Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov. and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:


     PUBLIC REFERENCE SECTION
     SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C. 20549-6009

     Please refer to the Concorde Funds' Investment Company Act File No. 811-5339 when seeking information about the Funds from the Securities and Exchange Commission.

                             [CONCORDE FUNDS LOGO]

                                   PROSPECTUS
                                JANUARY 31, 2000

[CONCORDE FUNDS LOGO]

                            NEW ACCOUNT APPLICATION

      Mail To: Concorde Funds                               Overnight Express Mail To: Concorde Funds
               c/o Firstar Mutual Fund Services, LLC                                   c/o Firstar Mutual Fund Services, LLC
               P.O. Box 701                                                            615 E. Michigan St., 3rd Floor
               Milwaukee, WI 53201-0701                                                Milwaukee, WI 53202-5207

Use this form for individual, custodial, trust, profit sharing or pension plan accounts. Do not use this form for Concorde Funds sponsored IRA or SEP IRA accounts. For any additional information please call Concorde Funds at 1-800-294-1699 or 1-972-387-8258.
------------------------------------------------------------------------------------------------------------------------------------
A. INVESTMENT   [ ] By check Payable to Concorde Funds. Amount $_________________ ($500.00 minimum).
                [ ] By wire: Call 1-800-294-1699.
                [ ] Indicate total amount and date of wire $_________________ Date ______________
                Fill in the amount or percentage of the total to be invested in each Fund (Minimum investment is $500.00 per fund.)

                                             Amount           Percentage
                [ ] Concorde Value Fund      $______________  __________%
                [ ] Concorde Income Fund     $______________  __________%
------------------------------------------------------------------------------------------------------------------------------------
B. REGISTRATION

[ ] Individual
                       -----------------   -------   --------------------    ----------------------         ---------------------
                       FIRST NAME          M.I.      LAST NAME               SOCIAL SECURITY #              BIRTHDATE (Mo/Dy/Yr)

[ ] Joint Owner
                       -----------------   -------   --------------------    ----------------------         ---------------------
                       FIRST NAME          M.I.      LAST NAME               SOCIAL SECURITY #              BIRTHDATE (Mo/Dy/Yr)

                       [ ] Community Property (No Rights of Survivorship) [ ] Joint Tenants with Rights of Survivorship
                       [ ] Tenants in Common
                       *Registration will be Joint Tenants without Rights of Survivorship, unless otherwise specified.

[ ] Gift to Minors
                        -------------------------------------------------      ---------    -------------------------------------
                        CUSTODIAN'S FIRST NAME (ONLY ONE PERMITTED)            M.I.         LAST NAME

                        -------------------------------------------------      ---------    -------------------------------------
                        MINOR'S FIRST NAME (ONLY ONE PERMITTED)                M.I.         LAST NAME

                        --------------------------------    ----------------------------    -------------------------------------
                        MINOR'S SOCIAL SECURITY #           MINOR'S BIRTHDATE (Mo/Dy/Yr)    STATE OF RESIDENCE

[ ] Corporation**/Trust
                        ----------------------------------------------------------------    -------------------------------------
                        NAME OF TRUSTEE(S) *(IF TO BE INCLUDED IN REGISTRATION)             DATE OF AGREEMENT (Mo/Dy/Yr)

[ ] Partnership*
                        ---------------------------------------------------------------------------------------------------------
                        NAME OF TRUST/CORPORATION**/PARTNERSHIP

[ ] Other Entity*
                        ----------------------------------------------------------------    -------------------------------------
                        SOCIAL SECURITY #/TAX ID #                                          DATE OF AGREEMENT (Mo/Dy/Yr)
                        *Additional documentation and certification may be requested. **Corporate Resolution is required.
------------------------------------------------------------------------------------------------------------------------------------
C. DISTRIBUTION OPTIONS:   Capital Gains &            Capital Gains &         Capital Gains in Cash &    Capital Gains Reinvested
                           Dividends Reinvested [ ]   Dividends in Cash [ ]   Dividends Reinvested [ ]   & Dividends in~Cash [ ]
     Capital gains & dividends
     will be reinvested if no                 Unless otherwise indicated, all distributions will be reinvested.
     option is selected.
------------------------------------------------------------------------------------------------------------------------------------
D.  MAILING ADDRESS                                              [ ] DUPLICATE CONFIRMATION TO:

--------------------------------   --------------------          ----------------------------   --------   -------------------------
STREET                             APT/SUITE                     FIRST NAME                     M.I.       LAST NAME

--------------------     -------   --------------------          ---------------------------------------   -------------------------
CITY                     STATE     ZIP                           STREET                                    APT/SUITE

-------------------------------    --------------------          ---------------------------   ---------   -------------------------
DAYTIME PHONE #                    EVENING PHONE #               CITY                          STATE       ZIP
------------------------------------------------------------------------------------------------------------------------------------
E. TELEPHONE OPTIONS               [ ] Telephone Redemption
Your signed Application must           [ ] Check to address shown on your account
be received at least 15                [ ] Via federal wire to your bank account below ($12.00 charge for each wire transfer)
business days prior to initial         [ ] Via EFT, at no charge, to your bank account below (funds are typically credited within
transaction.                               two days after redemption)

To ensure proper crediting of      -------------------------------------------------------------------------------------------------
your bank account, an unsigned     NAME(S) ON BANK ACCOUNT
voided check (for checking
accounts) or a savings account     ---------------------------------------------   -------------------------------------------------
deposit slip is required with      BANK NAME                                       ACCOUNT NUMBER
your Application.
                                   ---------------------------------------------   -------------------------------------------------
                                   BANK ADDRESS                                    BANK ROUTING/ABA#
------------------------------------------------------------------------------------------------------------------------------------
F. SIGNATURE AND                   I have received and read the Prospectus for the Concorde Funds (the "Fund"). I understand the
   CERTIFICATION                   Fund's investment objectives and policies and agree to be bound by the terms of the Prospectus. I
   REQUIRED BY THE                 am of legal age in my state of residence and have full authority to purchase shares of the Fund
   INTERNAL REVENUE                and to establish and use any related privileges.
   SERVICE
                                   Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

                                   By selecting the option in Section E, I hereby authorize the Fund to initiate credits to my account at the bank indicated and for the bank to credit the same to such account through the
                                   Automated Clearing House ("ACH") system.

                                   Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer
                                   Identification Number shown on this form is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding either as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                   ---------------------------------------------   -------------------------------------------------
                                   DATE (Mo/Dy/Yr)                                 SIGNATURE OF OWNER*

                                   ---------------------------------------------   -------------------------------------------------
                                   DATE (Mo/Dy/Yr)                                 SIGNATURE OF OWNER, if any

                                   *If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.


                                   -------------------------------------------------------------------------------------------------
                                   PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY